SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2009

000-27763
(Commission file number)

SITESTAR CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	88-0397234
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

7109 Timberlake Road
Lynchburg, VA 24502
(Address of principal executive offices) (Zip Code)

(434) 239-4272
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 on-Reliance on Previously Issued Financial Statements or a Related Audit or Completed Interim Review

Effective May 13, 2009

Sitestar Corporation is filing an amendment to its Quarterly reports for the quarters ended March 31, 2008, June 30, 2008, and September 30, 2008, to amend and restate financial statements and other financial information for the quarters ended March 31, 2008, June 30, 2008 and September 30 2008. The restatement adjusts our accounting for the income tax provision. The restatement effects both our cash flows and  liquidity, and its effects on our financial position at the ends of the respective restated periods are material. There was no effect on the audited financial statements for the year ended December 31, 2007 or any prior periods.

In light of the restatement, readers should not rely on our previously filed financial statements and other financial information for the quarters ended March 31, 2008, June 30, 2008 and September 30 2008.

Background

In completing the audit for December 31, 2008 Bagell, Josephs, Levine & Company, L.L.C. determined that we had improperly calculated the income tax provision due to the improper calculation of the tax loss carry forward.

After considering the facts  management recommended to the  Board of Directors that previously reported financial results be restated to include a provision for income taxes from January 1, 2008 and forward. The Board of Directors discussed and agreed with this recommendation.

On May 13th, 2009 Sitestar Corporation determined that the income tax provision should have been included in the financial statements and adopted the recommendation of the Board of Directors and determined that previously reported results should be restated and, therefore, that the previously filed financial statements and other financial information referred to above should not be relied upon. The restatement resulted from a material weakness in internal control over financial reporting, namely, that we did not have adequately designed procedures to calculate or review the tax provision.

As of May 14, 2009, we began evaluating the tax provision and remediated the related internal control weakness. We have evaluated our disclosure controls and procedures as currently in effect, including the remedial actions discussed above, and we have concluded that, as of this date, our disclosure controls and procedures are effective.

The Board of Directors has discussed the matters disclosed in this current report on Form 8-K with Bagell, Josephs, Levine & Company, L.L.C., our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2009

SITESTAR CORPORATION

By:	/s/ Daniel Judd
Name: Daniel Judd
Title: CFO